MERRILL LYNCH
GROWTH FUND

For Investment and
Retirement







FUND LOGO







Quarterly Report

January 31, 1996

Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Stephen C. Johnes, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863









This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Growth Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011







Merrill Lynch Growth Fund for Investment and Retirement


DEAR SHAREHOLDER

Although the partial shutdown of the US Government curtailed the release of most economic data for the January quarter, it was nonetheless apparent that gross domestic product (GDP) growth continued to be lackluster. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by modestly lowering short-term interest rates in both December and January. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues. However, both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

Portfolio Matters
By posting only a nominal gain for the January quarter, Merrill Lynch Growth Fund failed to keep pace with the advance of the broader stock market largely as a result of the underperformance of the Fund's technology holdings. Although we had significantly reduced the Fund's technology exposure by the end of October, sharp declines in some of our major remaining technology holdings negatively impacted performance during the January quarter. In some cases, the price declines were so severe that they created what we viewed as buying opportunities, resulting in selective additions to our holdings.

During the January quarter, we made more meaningful additions to our energy holdings. Long-term shareholders will recall that the Fund has had a significant exposure to the energy sector, with a specific focus on domestic natural gas. Throughout 1995 we increased this exposure, and continued to do so in the January quarter. We continue to believe that equity valuations do not reflect the improving fundamentals for energy in general, and the domestic natural gas market in particular. As of January quarter-end, the Fund had an approximately 44% exposure to the energy sector, which represents investments in several energy-related industries. The fundamentals for the domestic natural gas market continue to improve. Normal winter temperatures, together with low natural gas inventories, have set the stage for strengthening natural gas prices in 1996, which would positively impact many of the Fund's holdings.

Consistent with our positive view of energy market fundamentals, during the January quarter the Fund selectively increased its exposure to the oilfield service sector. This industry endured a protracted period of overcapacity and underinvestment as it worked off the excess capacity put in place during the oil boom in the early 1980s. Since that time, energy prices have declined markedly in real terms while improved technology has allowed oil and gas producers to find and develop new reserves more efficiently. These mutually reinforcing factors led to consolidations among oil service companies.

Given the improving fundamentals in the US natural gas market and the apparent tightening in markets for certain oil field equipment (such as offshore drilling rigs), we believe that the long secular decline in the oil service industry is nearing a bottom. Specifically, we believe that to increase deliverability of oil and natural gas to meet ever-growing consumption, energy companies will have to make significant new capital expenditures in the years ahead. Given stable to rising prices for oil and natural gas, we would expect that well-positioned oil service companies could begin to have steadily improving earnings and cashflows. With this in mind, we increased our exposure to a select few energy service companies that we believe will be beneficiaries of these trends, and added the following new positions: Nabors Industries, Inc., Western Atlas, Inc., Weatherford Enterra Inc., and Schlumberger Ltd., Inc. As a result of these investment activities, the oil service sector represented approximately 14% of the Fund's net assets at the end of the January quarter.

In Conclusion
We thank you for your investment in Merrill Lynch Growth Fund for Investment and Retirement, and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Stephen C. Johnes)
Stephen C. Johnes
Vice President and Portfolio Manager



February 26, 1996





PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contin-gent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.






PERFORMANCE DATA (continued)

Performance Summary--Class A Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed  Dividends Paid++  % Change*
11/28/88--12/31/88                 $ 9.61      $ 9.44        $0.257         $0.090        + 1.88%
1989                                 9.44       12.33          --            0.211        +32.96
1990                                12.33       12.20         0.130           --          + 0.03
1991                                12.20       13.95         1.182          0.012        +25.20
1992                                13.95       14.88         0.449           --          + 9.97
1993                                14.88       17.48         2.122           --          +32.37
1994                                17.48       17.49         0.295           --          + 1.77
1995                                17.49       21.80         1.723          0.359        +36.82
1/1/96--1/31/96                     21.80       21.39          --             --          - 1.88
                                                             ------         ------
                                                       Total $6.158   Total $0.672

                                                   Cumulative total return as of 1/31/96: +237.35%*



Performance Summary--Class B Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed  Dividends Paid++  % Change*
3/27/87--12/31/87                  $10.00     $  8.49        $0.060         $0.187        -12.72%
1988                                 8.49        9.45         0.257          0.140        +16.04
1989                                 9.45       12.35          --            0.084        +31.62
1990                                12.35       12.09         0.130           --          - 1.02
1991                                12.09       13.65         1.182          0.012        +23.85
1992                                13.65       14.39         0.449           --          + 8.79
1993                                14.39       16.65         2.122           --          +31.11
1994                                16.65       16.47         0.295           --          + 0.72
1995                                16.47       20.40         1.723          0.143        +35.45
1/1/96--1/31/96                     20.40       19.99          --             --          - 2.01
                                                             ------         ------
                                                       Total $6.218   Total $0.566

                                                  Cumulative total return as of 1/31/96: +211.63%**


Performance Summary--Class C Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed  Dividends Paid++  % Change*
10/21/94--12/31/94                 $17.45      $16.47        $0.295           --          - 3.90%
1995                                16.47       20.30         1.723         $0.239        +35.44
1/1/96--1/31/96                     20.30       19.89          --             --          - 2.02
                                                             ------         ------
                                                       Total $2.018   Total $0.239

                                                   Cumulative total return as of 1/31/96: +27.53%**

Performance Summary--Class D Shares
                                     Net Asset Value     Capital Gains
Period Covered                   Beginning      Ending    Distributed  Dividends Paid++  % Change*
10/21/94--12/31/94                 $18.47      $17.47        $0.295           --          - 3.79%
1995                                17.47       21.76         1.723         $0.321        +36.52
1/1/96--1/31/96                     21.76       21.34          --             --          - 1.93
                                                             ------         ------
                                                       Total $2.018   Total $0.321

                                                   Cumulative total return as of 1/31/96: +28.81%*


++Figures may include short-term capital gains distributions.
 *Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                              12 Month       3 Month
                                                    1/31/96      10/31/95      1/31/95        % Change       % Change
ML Growth Fund Class A Shares*                      $21.39        $23.13        $17.33        +33.40%(1)     - 0.05%(1)
ML Growth Fund Class B Shares*                       19.99         21.60         16.30        +33.23(1)      + 0.54(1)
ML Growth Fund Class C Shares*                       19.89         21.59         16.30        +32.62(1)      + 0.12(1)
ML Growth Fund Class D Shares*                       21.34         23.06         17.31        +33.26(1)      + 0.03(1)
Standard & Poor's 500 Index**                       636.02        581.50        470.42        +35.20         + 9.38
ML Growth Fund Class A Shares--Total Return*                                                  +35.48(2)      + 1.51(2)
ML Growth Fund Class B Shares--Total Return*                                                  +34.11(3)      + 1.20(3)
ML Growth Fund Class C Shares--Total Return*                                                  +34.09(4)      + 1.23(4)
ML Growth Fund Class D Shares--Total Return*                                                  +35.13(5)      + 1.43(5)
Standard & Poor's 500 Index--Total Return**                                                   +38.63         +10.01

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.723 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.359 per share ordinary income dividends and $1.723 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.143 per share ordinary income dividends and $1.723 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.239 per share ordinary income dividends and $1.723 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.321 per share ordinary income dividends and $1.723 per share capital gains distributions.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +36.82%        +29.63%
Five Years Ended 12/31/95                 +20.47         +19.18
Inception (11/28/88)
through 12/31/95                          +19.02         +18.12

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/95                       +35.45%        +31.45%
Five Years Ended 12/31/95                 +19.24         +19.24
Inception (3/27/87)through 12/31/95       +14.10         +14.10

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +35.44%        +34.44%
Inception (10/21/94)
through 12/31/95                          +24.69         +24.69

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +36.52%        +31.06%
Inception (10/21/94)
through 12/31/95                          +25.64         +21.42

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.




SCHEDULE OF INVESTMENTS
                                Shares                                                                              Percent of
Industries                       Held                      Stocks                          Cost             Value   Net Assets
Banking &                      1,000,000   Republic New York Corp.                   $   44,267,282   $   58,250,000    1.7%
Financial Services             1,000,000   Safra Republic Holdings S.A. (ADR)*           69,529,500      100,000,000    2.9
                                                                                     --------------   --------------  ------
                                                                                        113,796,782      158,250,000    4.6


Biotechnology                  2,083,000   CytoTherapeutics, Inc.                        13,010,625       34,890,250    1.0
                                 434,500   CytoTherapeutics, Inc. (Warrants)(a)             651,750        4,551,822    0.1
                                                                                     --------------   --------------  ------
                                                                                         13,662,375       39,442,072    1.1

Computer Software              2,500,000   Autodesk, Inc.                                55,028,020       74,687,500    2.1
                               1,600,000   Landmark Graphics Corp.                       27,012,866       33,200,000    1.0
                               5,139,000   Mentor Graphics, Inc.                         68,498,166       72,588,375    2.1
                               2,713,752   Platinum Technology, Inc.                     49,597,917       36,296,433    1.0
                                                                                     --------------   --------------  ------
                                                                                        200,136,969      216,772,308    6.2


Diversified Resource           1,500,000   Freeport-McMoRan Copper & Gold, Inc.
Companies                                  (Class A)                                     36,449,552       43,500,000    1.2
                               5,000,000   Freeport-McMoRan Copper & Gold, Inc.
                                           (Class B)                                    107,984,584      148,125,000    4.2
                               3,750,000   Freeport-McMoRan, Inc.                       114,789,644      141,562,500    4.0
                                                                                     --------------   --------------  ------
                                                                                        259,223,780      333,187,500    9.4


Domestic                       3,300,000   Anadarko Petroleum Corp.                     119,856,330      166,650,000    4.8
Exploration &                    300,000   McMoRan Oil & Gas Co.                          1,691,662          937,500    0.0
Production                     9,000,000   Santa Fe Energy Resources, Inc.               83,865,388       86,625,000    2.5
                               3,450,000   Seagull Energy Corporation                    72,331,809       63,393,750    1.8
                               1,000,000   United Meridian Corp.                         12,390,790       16,875,000    0.5
                               3,000,000   Vastar Resources, Inc.                        89,836,252       84,750,000    2.4
                                                                                     --------------   --------------  ------
                                                                                        379,972,231      419,231,250   12.0


Electronic                     6,255,000   Cirrus Logic, Inc.                            69,372,447      132,136,875    3.8
Components                     1,000,000   Intel Corporation                             51,487,500       55,125,000    1.6
                               1,600,000   Komag, Inc.                                   23,908,523       46,600,000    1.3
                                                                                     --------------   --------------  ------
                                                                                        144,768,470      233,861,875    6.7


Energy Acquisition             5,000,000   Apache Corp.                                 144,331,122      134,375,000    3.8
& Exploration                  2,200,000   Devon Energy Corp.                            34,401,130       54,175,000    1.6
                               2,000,000   Newfield Exploration Co.                      56,598,373       53,500,000    1.5
                                                                                     --------------   --------------  ------
                                                                                        235,330,625      242,050,000    6.9


Healthcare Services            4,000,000   U.S. HealthCare, Inc.                        101,351,070      193,500,000    5.5


International                  8,000,000   Norcen Energy Resources, Ltd.                120,353,892      117,022,823    3.3
Exploration &
Production

International                  3,500,000   Yacimientos Petroliferos Fiscales S.A.--
Integrated Oils                            Sponsored (ADR)*                              83,800,840       79,187,500    2.3





SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                              Percent of
Industries                       Held                      Stocks                          Cost             Value   Net Assets
Natural Gas                    2,343,750   Panhandle Eastern Corp.                   $   24,371,330   $   67,675,781    1.9%
Gathering &                    2,500,000   Western Gas Resources, Inc.                   57,319,428       33,750,000    1.0
Transmission                                                                         --------------   --------------  ------
                                                                                         81,690,758      101,425,781    2.9


Offshore Drilling              6,000,000   Ensco International, Inc.                     66,189,856      143,250,000    4.1
Companies                     16,300,000   Global Marine, Inc.                           59,126,323      140,587,500    4.0
                                                                                     --------------   --------------  ------
                                                                                        125,316,179      283,837,500    8.1


Oil Refining                   4,000,000   Valero Energy Corp.                           86,245,282       99,000,000    2.8

Oilfield Services              4,000,000   Nabors Industries, Inc.                       41,952,180       48,500,000    1.4
                               1,335,000   Pool Energy Services Co.                      14,336,959       12,015,000    0.4
                               1,000,000   Schlumberger Ltd., Inc.                       67,216,872       70,125,000    2.0
                               2,000,000   Weatherford Enterra Inc.                      57,620,147       59,500,000    1.7
                                 459,200   Western Atlas, Inc.                           23,847,430       24,567,200    0.7
                                                                                     --------------   --------------  ------
                                                                                        204,973,588      214,707,200    6.2


Personal                       5,500,000   Dell Computer Corp.                           97,809,600      149,187,500    4.2
Computers


Steel                            500,000   Nucor Corp.                                   19,718,967       29,062,500    0.8


                                           Total Stocks                               2,268,151,408    2,909,725,809   83.0


                                Face
                               Amount               Short-Term Securities

Commercial                                 Ciesco L.P.:
Paper**                      $30,000,000     5.35% due 3/12/1996                         29,821,667       29,821,667    0.8
                              50,000,000     5.40% due 3/14/1996                         49,685,000       49,685,000    1.4
                              50,000,000   Deutsche Bank Financial, Inc., 5.45%
                                           due 2/13/1996                                 49,909,167       49,909,167    1.4
                                           Goldman Sachs Group L.P.:
                              50,000,000     5.50% due 2/07/1996                         49,954,167       49,954,167    1.4
                              40,000,000     5.50% due 2/08/1996                         39,957,222       39,957,222    1.1
                              15,000,000   Motorola, Inc., 5.40% due 2/28/1996           14,939,250       14,939,250    0.4
                                           Preferred Receivable Funding Corp.:
                              25,000,000     5.48% due 2/15/1996                         24,946,722       24,946,722    0.7
                              15,000,000     5.42% due 3/01/1996                         14,934,509       14,934,509    0.4
                              30,000,000   Siemens Corp., 5.40% due 3/04/1996            29,856,000       29,856,000    0.9
                                           Transamerica Finance Corp.:
                              30,000,000     5.51% due 2/05/1996                         29,981,633       29,981,633    0.9
                              25,000,000     5.51% due 2/16/1996                         24,942,604       24,942,604    0.7
                              20,000,000   USAA Capital Corp., 5.45% due 2/20/1996       19,942,472       19,942,472    0.6
                              20,000,000   Wal-Mart Stores, Inc., 5.40% due
                                           3/08/1996                                     19,892,000       19,892,000    0.6
                              50,000,000   Xerox Credit Corp., 5.44% due 2/22/1996       49,841,333       49,841,333    1.4




SCHEDULE OF INVESTMENTS (concluded)
                                 Face                                                                              Percent of
                                Amount             Short-Term Securities                  Cost             Value   Net Assets
US Government &                            Federal Home Loan Bank:
Agency                      $  5,345,000     5.54% due 2/01/1996                     $    5,345,000   $    5,345,000    0.2%
Obligations**                 60,000,000     5.29% due 3/15/1996                         59,620,883       59,620,883    1.7
                                           Federal National Mortgage Association:
                               7,400,000     5.42% due 2/09/1996                          7,391,087        7,391,087    0.2
                              25,000,000     5.56% due 2/09/1996                         24,969,111       24,969,111    0.7
                              30,000,000     5.42% due 2/13/1996                         29,945,800       29,945,800    0.9
                              50,000,000     5.38% due 2/21/1996                         49,850,556       49,850,556    1.4


                                           Total Short-Term Securities                  625,726,183      625,726,183   17.8


Total Investments                                                                    $2,893,877,591    3,535,451,992  100.8
                                                                                     ==============
Liabilities in Excess of Other Assets                                                                    (26,770,789)  (0.8)
                                                                                                      --------------  ------
Net Assets                                                                                            $3,508,681,203  100.0%
                                                                                                      ==============  ======

Net Asset                 Class A--Based on net assets of $704,266,716 and
Value:                             32,929,718 shares of beneficial interest
                                   outstanding                                                        $        21.39
                                                                                                      ==============
                          Class B--Based on net assets of $2,037,248,065 and
                                   101,912,265 shares of beneficial interest
                                   outstanding                                                        $        19.99
                                                                                                      ==============
                          Class C--Based on net assets of $103,645,502 and
                                   5,210,085 shares of beneficial interest
                                   outstanding                                                        $        19.89
                                                                                                      ==============
                          Class D--Based on net assets of $663,520,920 and
                                   31,090,984 shares of beneficial interest
                                   outstanding                                                        $        21.34
                                                                                                      ==============



  *American Depositary Receipts (ADR).
 **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.


PORTFOLIO INFORMATION


For the Quarter Ended January 31, 1996

                                               Percent of
Ten Largest Equity Holdings                    Net Assets

U.S. HealthCare, Inc.                              5.5%
Freeport-McMoRan Copper & Gold, Inc.*              5.4
Anadarko Petroleum Corp.                           4.8
Dell Computer Corp.                                4.2
Ensco International, Inc.                          4.1
Freeport-McMoRan, Inc.                             4.0
Global Marine, Inc.                                4.0
Apache Corp.                                       3.8
Cirrus Logic, Inc.                                 3.8
Norcen Energy Resources, Ltd.                      3.3

[FN]
*Includes Class A and Class B Shares.

Additions

Intel Corporation
Nabors Industries, Inc.
Schlumberger Ltd., Inc.
Weatherford Enterra Inc.
Western Atlas, Inc.